Exhibit 99.1

FOR IMMEDIATE RELEASE

TETRA Technologies, Inc. Closes on Divestiture of

Its Offshore Decommissioning Services and Maritech Businesses

THE WOODLANDS, Texas, March 1, 2018 /PRNewswire/ -- TETRA Technologies, Inc. ("TETRA" or the "Company") (NYSE:TTI) announced that it has completed the divestiture of its offshore heavy lift, plugging and abandonment, decommissioning, cutting, diving and related consulting services businesses and its Maritech operations and offshore leases. This divestiture included the sales of its subsidiaries involved in these businesses – TETRA Applied Technologies, LLC, TSB Offshore, Inc., Epic Diving & Marine Services, LLC, and Maritech Resources, Inc.  The buyers were Orinoco Natural Resources, LLC (“Orinoco”) and Epic Offshore Specialty, LLC.

With the completion of this divestiture and the recent acquisition of SwiftWater Energy Services, TETRA continues to progress its long-term growth plans and enhance its position as one of the leading integrated completion fluids and water management companies in the energy industry, better positioned to exploit its competitive advantages in the U.S. shale plays, the international and offshore fluids markets, and in meeting the compression needs of the energy industry.

“This divestiture is consistent with our long-term strategy and represents a transformational milestone in simplifying our value proposition and optimizing our portfolio to unlock value for TETRA shareholders,” said Mr. Brightman. “TETRA will continue to focus on increasing its profitability in fluids, production testing and compression to support the company’s growth and capabilities in technology-enabled services for our customers, domestically and internationally.”

Company Overview

TETRA Technologies, Inc. (www.tetratec.com) is a geographically diversified oil and gas services company, focused on completion fluids and associated products and services, comprehensive water management solutions, frac flowback, production well testing, offshore rig cooling, and compression services and equipment.  TETRA owns an equity interest, including all of the general partner interest, in CSI Compressco LP (NASDAQ:CCLP) (www.csicompressco.com), a master limited partnership.

Investor Note

More detailed information about this transaction can be found in TETRA’s SEC Form 8-K, filed March 2, 2018, which is available in the SEC Filing & Financial Information section of the company’s Investor Relations website http://ir.tetratec.com/SEC-Filings .

Forward-Looking Statements

This news release includes certain statements that are deemed to be forward-looking statements. Generally, the use of words such as “may,” “expect,” “intend,” “estimate,” “projects,” “anticipate,” “believe,” “assume,” “could,” “should,” “plans,” “targets” or similar expressions that convey the uncertainty of future events, activities, expectations or outcomes identify forward-looking statements that TETRA Technologies, Inc. (“the Company”) intends to be included within the safe harbor protections provided by the federal securities laws. These forward-looking statements include statements concerning the anticipated recovery of the oil and gas industry, expected results of operational business segments, anticipated benefits from divestiture of the offshore decommissioning services businesses and Maritech, and the acquisition of SwiftWater Energy Services, LLC (“SES”), projections concerning the Company's business activities and the expected impact of the divestitures and the acquisition of SES, financial guidance, estimated earnings, earnings per share, and statements regarding the Company's beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical.  These forward-looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances.  Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, including the ability of the Company to recognize the anticipated benefits of the divestiture, successfully integrate the operations of SES, and recognize the anticipated benefits of the acquisition.  Investors are cautioned that any such statements are not guarantees of future performances or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Some of the factors that could affect actual results are described in the section titled “Risk Factors” contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2016, as well as other risks identified from time to time in its reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.

Investor Contact	Media Contact
TETRA Technologies, Inc.	TETRA Technologies, Inc.
The Woodlands, Texas	The Woodlands, Texas
Stuart M. Brightman	TETRA Media Line:
Chief Executive Officer	+1 281-364-5060
Phone: +1 281.367.1983	media@tetratec.com
www.tetratec.com	www.tetratec.com